UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 2, 2006


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    1-10545                  13-3355897
      (State or Other       (Commission File Number)         (IRS Employer
      Jurisdiction of                                       Identification
      Incorporation)                                            Number)


                    80 Pine Street, New York, New York           10005
               (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5      Corporate Governance and Management

Item 5.02(d) Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal Officers

     On August 2, 2006, the Board of Directors of Transatlantic Holdings, Inc. elected Mr. Richard S. Press a Director. Mr. Press will be serving on the Audit and Finance Committees.

     A press release announcing this election accompanies this Form 8-K as exhibit 99.1 and is furnished and not filed.


Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

    (c)    Exhibits

    Exhibit 99.1 Press release of Transatlantic Holdings, Inc. dated August 2, 2006.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSATLANTIC HOLDINGS, INC.
                                                  (Registrant)

Date: August 2, 2006
                                          By /s/ STEVEN S. SKALICKY
                                             ----------------------
                                            Name:    Steven S. Skalicky
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer

                                  Exhibit Index

Exhibit No.                     Description
----------                      -----------

99.1         Press Release of Transatlantic Holdings, Inc. dated August 2, 2006